UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 1, 2010
HUDSON VALLEY HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

New York	001-34453	13-3148745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

21 Scarsdale Road, Yonkers, New York	10707
(Address of Principal Executive Offices)	(Zip Code)
(914) 961-6100
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On February 1, 2010, Hudson Valley Holding Corp. (the “Company”) issued a press release reporting its financial results for the fiscal year ended December 31, 2009. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
     The information disclosed in this Item 2.02 shall be considered “furnished” but not “filed” for purposes of the Securities Exchange Act of 1934, as amended.
Item 8.01 Other Events.
     On February 1, 2010, the Company issued a press release announcing a cash dividend. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release dated February 1, 2010 reporting financial results for the fiscal year ended December 31, 2009.

99.2	Press Release dated February 1, 2010 announcing cash dividend.
     The Press Release disclosed in this Item 9.01 as Exhibit 99.1 shall be considered “furnished” but not “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2010	HUDSON VALLEY HOLDING CORP.

	By:	/s/ Stephen R. Brown
Stephen R. Brown
Senior Executive Vice President, Chief Financial Officer and Treasurer